November 2011

This presentation contains certain forward - looking information about First California Financial Group, Inc. (“First California” or “FCAL” that is intended to be covered by the safe harbor for "forward - looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward - looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of First California. First California cautions that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward - looking statements. Risks and uncertainties include, but are not limited to, revenues are lower than expected, credit quality deterioration which could cause an increase in the provision for credit losses, First California’s ability to complete future acquisitions, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies within expected time - frames or at all, changes in consumer spending, borrowing and savings habits, technological changes, the cost of additional capital is more than expected, a change in the interest rate environment reduces interest margins, asset/liability repricing risks and liquidity risks, general economic conditions, particularly those affecting real estate values, either nationally or in the market areas in which First California does or anticipates doing business are less favorable than expected, a slowdown in construction activity, recent volatility in the credit or equity markets and its effect on the general economy, legislative or regulatory requirements or changes adversely affecting First California’s business, the effects of and changes in monetary and fiscal policies and laws including the interest rate policies of the Board of Governors of the Federal Reserve , demand for the products or services of First California as well as their ability to attract and retain qualified people, competition with other banks and financial institutions, the costs and effects of legal, accounting and regulatory developments, the inability to obtain regulatory approvals for acquisitions on the terms expected or on the anticipated schedule , First California’s level of small business lending, and other factors. If any of these risks or uncertainties materialize or if any of the assumptions underlying such forward - looking statements prove to be incorrect, First California's results could differ materially from those expressed in, or implied or projected by, such forward - looking statements. First California assumes no obligation to update such forward - looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled "Risk Factors" in First California's Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and any other reports filed by it with the Securities and Exchange Commission ("SEC"). Safe Harbor 2

First California Snapshot ▪ NASDAQ: FCAL ▪ Total assets of $1.8 billion ▪ Legacy First California Bank 32 years old ▪ 19 offices in 7 counties ▪ FCAL created in 2007 as a result of merger of equals between FCB Bancorp and National Mercantile Bancorp ▪ Current management in place since 1999 3

3Q 2010 3Q 2011 Net income $64,000 $2.5 million Diluted EPS Pro Forma* $(0.01) $(0.01) $0.03 $0.07 Net interest income $11.1 million $15.6 million Net Interest margin 3.46% 4.05% Service charges, fees and other income $1.1 million $2.0 million Loan loss provision $3.6 million $1.6 million Tangible book value per common share $3.65 $4.08 2011 Third Quarter 4 *Pro Forma excludes the deemed dividend related to TARP redemption

▪ Proactively and diligently addressed asset quality • Only three non - covered nonaccrual loans greater than $1 million • Non performing assets continue to decrease ▪ Expanded geographic footprint through strategic acquisitions • Western Commercial Bank increased market share in existing service area • San Luis Trust Bank added new, contiguous market ▪ New product offerings through EPS acquisition • Stored value cards • Merchant card acquiring ▪ New b anking teams/SBA re - entry Strong Quarter … On Solid Footing 5

Asset Quality - Non - Covered Loans 5.52% 4.54% 4.42% 4.04% 3.65% $22.4 $18.2 $22.0 $17.8 $15.9 $50.3 $44.3 $42.0 $38.0 $34.3 $0 $10 $20 $30 $40 $50 $60 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Nonperforming Loans Nonperforming Assets 6 NPAs as % of Loans & OREO ($Millions)

$5 $47 $34 $25 $6 $58 $39 $37 $0 $10 $20 $30 $40 $50 $60 $70 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Covered Nonperforming Loans Covered Nonperforming Assets Asset Quality - Covered Loans ($Millions) 7

Low Historical Loss Levels Annualized Net Charge - Offs to Average Non - Covered Loans Source: First California Bank Uniform Bank Performance Report as of 6/30/2011. Peer group represents all insured commercial banks with assets between $1 billion and $3 billion. 0.81% 1.53% 1.27% 0.92% 0.12% 0.89% 0.85% 0.54% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2008 2009 2010 2011 Peers FCAL 8

Net Charge - Offs by Type ($ Thousands) 3Q10 4Q10 1Q11 2Q11 3Q11 CRE $ 82 $ (41) $379 — — Commercial loans & lines 3,530 520 98 800 2,033 Construction (117) 150 3 (4) 3 Home mortgage 49 41 352 15 (2) Equity/Installment 26 (4) 35 49 44 Total net charge - offs $ 3,570 $ 666 $867 $860 $2,078 Annualized net loan charge - offs 1.60% 0.28% 0.37% 0.37% 0.92% 9

Non - Covered Loan Portfolio Characteristics Construction and Land Commercial Mortgage Multi - Family C&I Owner - Occupied Investor Portfolio Size $47.9 million $118.9 million $277.3 million $142.0 million $189.1 million % of Non - Covered Portfolio 5.2% 12.9% 30.1% 15.4% 20.5% Weighted Avg LTV 58.5% 58.8% 60.4% Weighted Avg DSCR 1.68 1.41 Average Balance/ Commitment $1,111,000 $963,000 $853,000 $205,000 0 nonaccrual loans > $1.0 million 1 nonaccrual loan > $1.0 million 0 nonaccrual loans > $1.0 million 2 nonaccrual loans > $1.0 million 10

Loan Trends 11 $1,002 $1,126 $1,092 $1,067 $919 $948 $941 $919 $920 $919 $54 $185 $173 $147 $0 $200 $400 $600 $800 $1,000 $1,200 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 Total Loans Non - Covered Loans Covered Loans ($Millions)

12% 29% 13% 7% 15% 5% Commercial Mortgages 29% Owner - Occupied Commercial Mortgages 12% Commerial Loans & Lines of Credit 19% Multifamily 15% 1 - 4 Family 13% Construction & Land Dev 7% Other 5% Loans up 16% from one year ago Yield on Loans = 6.13% Total Loans: $1.1 b illion Loan yield for the nine months ended 9/30/2011 12 19% Diversified Loan Portfolio

$0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 $0 $500 $1,000 $1,500 $2,000 $2,500 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Net Interest Income Service Charges/Fees ($Thousands) Top - Line Revenue Growth ($Thousands) 13 * * Q2 2011 excludes gain on sales of premises

Asset Growth – Improving Margin Earning Assets Net Interest Margin ($Millions) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2007 2008 2009 2010 2011 Loans Securities Int. Earning Deposits $1,532 $1,294 $1,289 $1,010 $873 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2007 2008 2009 2010 2011 YTD Net Interest Margin = 3.90% 14

Stored Value Cards 15 (Millions) (Millions) 2.0 2.3 2.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 April 2011 June 2011 Sept. 2011 6.0 4.0 4.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 April 2011 June 2011 Sept. 2011 Active Cards Monthly Transactions Processed Electronic Payments Services division was acquired April 8, 2011. Average Store V alue R elated D eposits = $105 Million

19,102 19,626 20,014 18,600 18,800 19,000 19,200 19,400 19,600 19,800 20,000 20,200 April 2011 June 2011 Sept 2011 3.6 4.3 4.1 3.2 3.4 3.6 3.8 4 4.2 4.4 April 2011 June 2011 Sept 2011 Merchant Acquiring (Millions) 16 Merchants Monthly Transactions Processed Electronic Payments Services division was acquired April 8, 2011. Average Merchant A cquiring R elated Deposits = $6 Million

$0 $2 $4 $6 $8 $10 $12 $14 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Operating Expenses: Expanded Platform – Improved Efficiency 75.97% 80.73% 86.53% 73.59% 68.22% ($Millions) Efficiency Ratio 17

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2007 2008 2009 2010 2011 DDA/Now Savings/MMDA Time Deposits 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2007 2008 2009 2010 2011 $761 $818 $1,125 $1,156 $1,415 ($Millions) Deposit Growth – Declining Cost Costs of Deposits = 0.63% Deposits Cost of Deposits 18

Strong Core Deposit Base $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 Core Maturity Deposits Core Nonmaturity Deposits (1) (1) CD’s < $100K ($Millions) 77% 77% 72% 79% 81% Core Deposits to Total Deposits 19

N et U nrealized G ain ( L oss) 9/30/11 ($000’s) Treasury Notes $32 Agency Notes $714 Agency CMOs $402 Agency MBS $1,577 Municipal Securities $669 Private CMOs ($2,543) Other ($1,924) Total ($1,076) Total Securities Portfolio: $333 .4 million (1) U.S . Treasury Notes/Bills, $45.2 14% Agency Notes, $61.3 18% Agency MBS, $60.4 18% Agency CMOs, $124.9 38% Private CMOs, $16.8 5% Municipal Securities, $17.6 5 % Other , $7.2 2 % Securities Portfolio 20 (1) Amortized cost YTD Yield 2.07% Duration 2.80 yrs. WAC 2.29% WAM 12.0 yrs.

Strong Capital Position 6.90% 10.18% 16.23% 17.49% 9.77% 10.01% 15.96% 17.22% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% TCE/TA Leverage Capital Ratio Tier 1 Capital Ratio Total Risk Based Capital Ratio Company Bank Preliminary ratios as of 9/30/11 21

▪ Redeemed TARP • Completed July 14, 2011 • Used $25 million of proceeds to redeem all 25,000 outstanding TARP series B shares • Recognized a $1.1 million deemed dividend ($0.04 per diluted share) in connection with redemption in Q3 11 ▪ Received SBLF funds • Issued perpetual series C preferred shares to Treasury under its SBLF program • Initial dividend rate on the SBLF series C shares was 5% • D ividend rate will vary between 1 percent and 5 percent each quarter for the following nine quarters based on the growth of our eligible loans to small businesses Small Business Lending Fund (SBLF) Program 22

Continued Earnings Momentum ▪ Growing and sustainable top - line revenues ▪ Improved net interest margin ▪ Ability to deploy excess liquidity into quality loans ▪ Positive impact to NIM from resolution of NAL ▪ Ongoing benefit from attracting low - cost core deposits 23

Foundation for Our Future ▪ Recruitment of new Chief Banking Officer and Chief Marketing Officer • Plans to stimulate loan and deposit growth • Strengthened market presence with skilled banking teams • Re - entry into SBA • Spearheading initiatives to enhance Brand Awareness ▪ EPS division brings significant new revenue stream • Adds new products and services – prepaid debit cards and merchant card acquiring • Adds low - cost core deposits ▪ Demonstrated capability in: • FDIC - assisted transactions • Whole bank acquisitions • De novo branches and business lines 24

Why First California ▪ Strong deposit base in attractive markets ▪ Talented bankers and expanded operating platform in place to increase and diversify revenues, improve profitability and efficiency ▪ Experienced acquirer, FDIC - assisted or otherwise ▪ Healthy balance sheet ▪ Resources to capitalize on market opportunities ▪ Superior credit quality ▪ Continuity of leadership 25